Boston Private Financial Holdings, Inc. Reports Third Quarter 2016 Results
Third Quarter Highlights:

•	Net Interest Income Growth: Net Interest Income increased 7% year-over-year and 1% linked quarter to $49.9 million.

•	Deposit and Loan Growth: Average Total Deposits increased 3% year-over-year to $5.9 billion, and Average Total Loans increased 4% year-over-year to $5.8 billion.

•	Assets Under Management: Total Assets Under Management/Advisory (“AUM”) was flat year-over-year at $27.5 billion.

•	Provision Credit: The Company recorded a provision credit of $0.1 million.
Boston, MA - October 20, 2016 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2016 GAAP Net Income Attributable to the Company of $19.6 million, compared to $16.4 million for the second quarter of 2016 and $13.5 million for the third quarter of 2015. Third quarter 2016 diluted earnings per share were $0.22, compared to $0.18 in the second quarter of 2016 and $0.16 in the third quarter of 2015.

“We are pleased with the Company’s performance during the third quarter,” said Clayton G. Deutsch, CEO. “The Company achieved earnings growth through a combination of increased revenue coupled with expense discipline, while remaining focused on asset quality and risk management. Our core Private Banking performance continues to be strong in 2016. All of our businesses remain committed to delivering exceptional client experiences, which we believe will drive attractive long-term performance.”

Core Fees and Income/Assets Under Management
Core Fees and Income increased 1% linked quarter to $37.9 million. Year-over-year, Core Fees and Income are down 4% due primarily to lower levels of AUM during the previous year offset by higher Other Banking Fee Income.
AUM increased to $27.5 billion in the third quarter, up 1% from $27.3 billion in the second quarter of 2016 and flat year-over-year, reflecting positive market action partly offset by negative net flows. The Company experienced negative net flows of $336 million during the third quarter, compared to negative $199 million and negative $751 million in the second quarter of 2016 and third quarter of 2015, respectively. During the third quarter, net flows by segment were negative $120 million for Wealth Management & Trust, negative $111 million for Investment Management, and negative $105 million for Wealth Advisory.
Net Interest Income
Net Interest Income for the third quarter was $49.9 million, up 1% from $49.2 million for the second quarter of 2016. On a year-over-year basis, Net Interest Income increased 7% from $46.5 million.  The current quarter includes $0.3 million of interest recovered on previous nonaccrual loans while the second quarter of 2016 and third quarter of 2015 included interest recoveries of $0.6 million and $0.3 million, respectively. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis increased 2% linked quarter and 6% year-over-year.
Net Interest Margin was 2.88% for the third quarter, down three basis points from 2.91% for the second quarter of 2016. Net Interest Margin was up four basis points from 2.84% for the third quarter of 2015. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was 2.86%, a decrease of 2 basis points linked quarter and an increase of 4 basis points year-over-year.

Total Operating Expenses
Total Operating Expenses for the third quarter of 2016 were $61.7 million, down 5% from $64.7 million for the second quarter of 2016. On a year-over-year basis, Total Operating Expenses declined less than 1% from $61.9 million, primarily due to decreases in legal and consulting fees, other expenses, and occupancy expenses.
Provision and Asset Quality
The Company recorded a provision credit of $0.1 million for the third quarter of 2016, compared to a provision credit of $2.5 million for the second quarter of 2016 and a provision expense of $2.6 million for the third quarter of 2015. The provision credit in the third quarter of 2016 was due to net recoveries and a decrease in loss factors which were partially offset by an increase in Criticized Loans and loan growth.
Criticized Loans increased 5% linked quarter and decreased 1% year-over-year to $158.8 million. Nonaccrual Loans (“Nonaccruals”) decreased 14% to $16.5 million on a linked quarter basis. On a year-over-year basis, Non-accruals decreased 46% from $30.7 million. As a percentage of Total Loans, Nonaccruals were 28 basis points at September 30, 2016, down 5 basis points from June 30, 2016, and down 27 basis points from September 30, 2015.
Additional credit metrics are listed below:

(In millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total Criticized Loans	$158.8	$150.7	$166.9	$154.1	$160.9
Total Loans 30-89 Days Past Due and Accruing (12)	$4.6	$7.6	$8.3	$13.1	$7.0
Total Net Loans (Charged-off)/ Recovered	$2.1	$1.9	$1.1	$0.9	$(1.6)
Allowance for Loan Losses/ Total Loans	1.32%	1.32%	1.35%	1.37%	1.41%
Capital Ratios
Capital ratios are listed below:

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
BPFH Ratios:
Total Risk-Based Capital *	14.0%	14.0%	14.0%	13.9%	13.8%
Tier I Risk-Based Capital *	12.7%	12.7%	12.7%	12.6%	12.6%
Tier I Leverage Capital *	9.5%	9.6%	9.5%	9.5%	9.6%
TCE/TA (4)	7.4%	7.4%	7.3%	7.0%	7.2%
Tier I Common Equity/ Risk Weighted Assets *	10.0%	10.0%	9.9%	9.8%	9.7%
*September 30, 2016 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of third quarter 2016 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.10 per share. The record date for this dividend is November 4, 2016, and the payment date is November 18, 2016.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is November 15, 2016, and the payment date is December 15, 2016.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding restructuring; the efficiency ratio (FTE basis); and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Friday, October 21, 2016, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 2067019

Replay Information:
Available from October 21, 2016 at 12 noon until October 28, 2016
Dial In #: (877) 344-7529
Conference Number: 10094056
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, Wisconsin, Texas and the Washington D.C. area. The Company has total assets of greater than $7 billion, and manages approximately $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$67,631	$126,167	$113,946	$238,694	$43,640
Investment securities available for sale	1,249,578	1,191,523	1,151,529	1,084,510	1,023,255
Investment securities held to maturity	98,881	105,297	111,337	116,352	121,679
Stock in Federal Home Loan Banks	36,084	44,374	34,202	35,181	35,518
Loans held for sale	5,316	4,677	5,383	8,072	7,685
Total loans	5,869,498	5,751,497	5,658,181	5,719,212	5,607,472
Less: Allowance for loan losses	77,669	75,753	76,427	78,500	79,246
Net loans	5,791,829	5,675,744	5,581,754	5,640,712	5,528,226
Other real estate owned (“OREO”)	1,800	2,042	98	776	776
Premises and equipment, net	32,089	31,752	31,575	31,036	30,841
Goodwill	152,082	152,082	152,082	152,082	152,082
Intangible assets, net	28,267	29,836	31,422	33,007	34,806
Fees receivable	11,185	11,129	11,041	11,258	11,308
Accrued interest receivable	18,062	18,061	17,590	17,950	17,039
Deferred income taxes, net	39,319	36,942	43,164	51,699	45,438
Other assets	149,427	149,975	128,540	121,179	128,235
Total assets	$7,681,550	$7,579,601	$7,413,663	$7,542,508	$7,180,528
Liabilities:
Deposits	$5,812,243	$5,536,092	$5,786,860	$6,040,437	$5,647,859
Deposits Held For Sale	105,788	110,558	—	—	—
Securities sold under agreements to repurchase	77,466	43,304	63,182	58,215	35,698
Federal funds purchased	125,000	180,000	40,000	—	60,000
Federal Home Loan Bank borrowings	522,681	678,012	523,952	461,324	461,899
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	134,322	135,289	114,223	111,468	109,695
Total liabilities	6,883,863	6,789,618	6,634,580	6,777,807	6,421,514
Redeemable Noncontrolling Interests (“RNCI”)	16,199	15,843	16,938	18,088	18,257
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,195	83,380	83,024	83,411	83,645
Additional paid-in capital	597,209	597,989	599,825	600,670	598,968
Retained earnings	39,415	28,985	21,740	12,886	5,960
Accumulated other comprehensive income/ (loss)	10,134	12,654	6,687	(1,500)	1,287
Total Company’s shareholders’ equity	777,706	770,761	759,029	743,220	737,613
Noncontrolling interests	3,782	3,379	3,116	3,393	3,144
Total shareholders’ equity	781,488	774,140	762,145	746,613	740,757
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,681,550	$7,579,601	$7,413,663	$7,542,508	$7,180,528

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$50,074	$49,731	$50,046	$49,463	$48,058
Taxable investment securities	1,537	1,507	1,594	1,239	1,094
Non-taxable investment securities	1,444	1,400	1,390	1,348	1,264
Mortgage-backed securities	3,079	2,982	3,065	2,863	2,681
Federal funds sold and other	469	405	507	449	425
Total interest and dividend income	56,603	56,025	56,602	55,362	53,522
Interest expense:
Deposits	4,163	4,075	4,182	4,281	4,007
Federal Home Loan Bank borrowings	1,929	2,139	1,953	1,960	2,051
Junior subordinated debentures	591	584	578	973	979
Repurchase agreements and other short-term borrowings	49	58	10	8	12
Total interest expense	6,732	6,856	6,723	7,222	7,049
Net interest income	49,871	49,169	49,879	48,140	46,473
Provision/ (credit) for loan losses	(138)	(2,535)	(3,133)	(1,655)	2,600
Net interest income after provision/ (credit) for loan losses	50,009	51,704	53,012	49,795	43,873
Fees and other income:
Investment management fees	10,717	10,627	10,658	10,889	11,360
Wealth advisory fees	12,750	12,551	12,712	12,569	12,515
Wealth management and trust fees	10,826	11,208	10,916	11,782	12,424
Other banking fee income	3,447	2,982	3,233	1,719	2,780
Gain on sale of loans, net	156	197	209	178	364
Total core fees and income	37,896	37,565	37,728	37,137	39,443
Gain/ (loss) on sale of investments, net	273	245	1	215	5
Gain/ (loss) on OREO, net	137	—	280	—	35
Other	1,706	(1,015)	13	366	(37)
Total other income	2,116	(770)	294	581	3
Operating expense:
Salaries and employee benefits	40,924	40,614	42,560	39,520	37,938
Occupancy and equipment	9,521	9,928	9,587	9,989	9,064
Professional services	2,290	3,015	3,515	3,778	2,848
Marketing and business development	1,623	1,811	2,170	4,001	2,008
Contract services and data processing	1,865	1,737	1,679	1,505	1,600
Amortization of intangibles	1,568	1,586	1,586	1,799	1,655
FDIC insurance	722	1,015	1,020	1,089	916
Restructuring	—	905	1,112	2,000	1,504
Other	3,157	4,120	3,480	3,726	4,396
Total operating expense	61,670	64,731	66,709	67,407	61,929
Income before income taxes	28,351	23,768	24,325	20,106	21,390
Income tax expense	8,652	7,626	7,438	5,638	8,182
Net income from continuing operations	19,699	16,142	16,887	14,468	13,208
Net income from discontinued operations (1)	1,047	1,245	2,065	1,455	1,316
Net income before attribution to noncontrolling interests	20,746	17,387	18,952	15,923	14,524
Less: Net income attributable to noncontrolling interests	1,110	989	911	921	994
Net income attributable to the Company	$19,636	$16,398	$18,041	$15,002	$13,530

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Nine Months Ended
	September 30, 2016	September 30, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$149,851	$142,721
Taxable investment securities	4,638	3,164
Non-taxable investment securities	4,234	3,410
Mortgage-backed securities	9,126	8,070
Federal funds sold and other	1,381	941
Total interest and dividend income	169,230	158,306
Interest expense:
Deposits	12,420	11,721
Federal Home Loan Bank borrowings	6,021	5,999
Junior subordinated debentures	1,753	2,902
Repurchase agreements and other short-term borrowings	117	54
Total interest expense	20,311	20,676
Net interest income	148,919	137,630
Provision/ (credit) for loan losses	(5,806)	100
Net interest income after provision/ (credit) for loan losses	154,725	137,530
Fees and other income:
Investment management fees	32,002	34,805
Wealth advisory fees	38,013	37,868
Wealth management and trust fees	32,950	39,527
Other banking fee income	9,662	6,721
Gain on sale of loans, net	562	1,029
Total core fees and income	113,189	119,950
Gain/ (loss) on sale of investments, net	519	21
Gain/ (loss) on OREO, net	417	124
Other	704	3,356
Total other income	1,640	3,501
Operating expense:
Salaries and employee benefits	124,098	119,881
Occupancy and equipment	29,036	27,194
Professional services	8,820	9,083
Marketing and business development	5,604	5,062
Contract services and data processing	5,281	4,532
Amortization of intangibles	4,740	4,912
FDIC insurance	2,757	2,890
Restructuring	2,017	1,724
Other	10,757	12,496
Total operating expense	193,110	187,774
Income before income taxes	76,444	73,207
Income tax expense	23,716	24,754
Net income from continuing operations	52,728	48,453
Net income from discontinued operations (1)	4,357	4,956
Net income before attribution to noncontrolling interests	57,085	53,409
Less: Net income attributable to noncontrolling interests	3,010	3,486
Net income attributable to the Company	$54,075	$49,923

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$19,636	$16,398	$18,041	$15,002	$13,530
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,006)	(970)	(289)	(1,182)	159
Net Income Attributable to the Common Shareholders, treasury stock method	$18,630	$15,428	$17,752	$13,820	$13,689

End of Period Common Shares Outstanding	83,194,714	83,380,426	83,023,755	83,410,961	83,645,364

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,301,499	81,236,809	81,301,499	81,134,931	81,103,938
Weighted average diluted shares outstanding (3)	83,562,283	83,519,939	83,279,866	83,579,050	83,438,413

Diluted Total Earnings per Share	$0.22	$0.18	$0.21	$0.17	$0.16

	Nine Months Ended
PER SHARE DATA:	September 30, 2016	September 30, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$54,075	$49,923
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(2,265)	(1,829)
Net Income Attributable to the Common Shareholders, treasury stock method	$51,810	$48,094

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,280,014	80,801,113
Weighted average diluted shares outstanding (3)	83,430,480	83,229,029

Diluted Total Earnings per Share	$0.62	$0.58

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
FINANCIAL DATA:
Book Value Per Common Share	$8.82	$8.71	$8.60	$8.38	$8.29
Tangible Book Value Per Share (4)	$6.65	$6.53	$6.39	$6.16	$6.05
Market Price Per Share	$12.83	$11.78	$11.45	$11.34	$11.70

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,334,000	$7,313,000	$7,137,000	$7,976,000	$8,060,000
Investment Managers	10,176,000	10,006,000	9,838,000	9,952,000	9,830,000
Wealth Advisory	10,028,000	9,974,000	9,857,000	9,688,000	9,537,000
Less: Inter-company Relationship	(11,000)	(17,000)	(21,000)	(21,000)	(21,000)
Total Assets Under Management and Advisory	$27,527,000	$27,276,000	$26,811,000	$27,595,000	$27,406,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.17%	10.21%	10.28%	9.90%	10.32%
Tangible Common Equity/ Tangible Assets (4)	7.38%	7.36%	7.34%	6.98%	7.24%
Tier I Common Equity/ Risk Weighted Assets (4)	10.02%	9.95%	9.92%	9.80%	9.73%
Allowance for Loan Losses/ Total Loans	1.32%	1.32%	1.35%	1.37%	1.41%
Allowance for Loan Losses/ Nonaccrual Loans	471%	395%	314%	295%	258%
Return on Average Assets - Three Months Ended (Annualized)	1.03%	0.88%	0.99%	0.81%	0.74%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	10.20%	8.68%	9.84%	8.06%	7.32%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	14.30%	12.43%	14.11%	11.92%	10.93%
Efficiency Ratio - Three Months Ended (6)	65.04%	70.41%	70.87%	71.59%	66.18%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,770,631	$1,636,273	$1,609,669	$1,689,604	$1,555,609
NOW	556,096	547,777	565,394	588,337	489,104
Savings	74,866	70,553	76,019	72,336	74,516
Money market	2,879,952	2,771,080	2,959,328	3,105,172	2,938,427
Certificates of deposit	530,698	510,409	576,450	584,988	590,203
Total Deposits	$5,812,243	$5,536,092	$5,786,860	$6,040,437	$5,647,859

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/16	06/30/16	09/30/15	09/30/16	06/30/16	09/30/15	09/30/16	06/30/16	09/30/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$372,852	$372,413	$340,170	$1,537	$1,507	$1,094	1.65%	1.62%	1.29%
Non-taxable investment securities (8)	271,864	261,678	249,854	2,221	2,153	1,945	3.27%	3.29%	3.12%
Mortgage-backed securities	629,748	588,419	526,408	3,079	2,982	2,681	1.96%	2.03%	2.04%
Federal funds sold and other	152,892	124,790	213,372	469	405	425	1.20%	1.29%	0.78%
Total Cash and Investments	1,427,356	1,347,300	1,329,804	7,306	7,047	6,145	2.05%	2.09%	1.85%
Loans (9):
Commercial and Industrial (8)	1,065,787	1,084,821	1,023,717	10,626	10,813	10,424	3.90%	3.94%	3.98%
Commercial Real Estate	1,976,327	1,910,968	1,854,337	19,860	19,559	19,328	3.93%	4.05%	4.08%
Construction and Land	117,183	150,927	165,685	1,263	1,456	1,443	4.22%	3.82%	3.41%
Residential	2,300,392	2,256,296	2,208,004	17,812	17,441	17,083	3.10%	3.09%	3.09%
Home Equity	122,505	123,687	116,201	1,105	1,073	999	3.59%	3.49%	3.41%
Other Consumer	182,315	177,805	170,901	1,154	1,073	983	2.52%	2.43%	2.28%
Total Loans	5,764,509	5,704,504	5,538,845	51,820	51,415	50,260	3.55%	3.58%	3.58%
Total Earning Assets	7,191,865	7,051,804	6,868,649	59,126	58,462	56,405	3.25%	3.30%	3.24%
LESS: Allowance for Loan Losses	76,424	77,345	78,263
Cash and due From Banks (Non-Interest Bearing)	39,301	40,253	38,631
Other Assets	445,517	427,013	404,945
TOTAL AVERAGE ASSETS	$7,600,259	$7,441,725	$7,233,962
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (9):
NOW	$551,085	$554,565	$509,265	$120	$104	$81	0.09%	0.08%	0.06%
Savings	76,999	75,431	71,776	25	23	22	0.13%	0.12%	0.12%
Money Market	2,922,687	2,897,151	2,944,893	2,877	2,836	2,731	0.39%	0.39%	0.37%
Certificates of Deposit	560,546	559,271	593,466	1,141	1,112	1,173	0.81%	0.80%	0.78%
Total Interest-Bearing Deposits (13)	4,111,317	4,086,418	4,119,400	4,163	4,075	4,007	0.40%	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	106,363	591	584	979	2.17%	2.17%	3.60%
FHLB Borrowings and Other	624,528	719,655	526,697	1,978	2,197	2,063	1.24%	1.21%	1.53%
Total Interest-Bearing Liabilities	4,842,208	4,912,436	4,752,460	6,732	6,856	7,049	0.55%	0.56%	0.59%
Noninterest Bearing Demand Deposits (9) (13)	1,824,548	1,628,057	1,623,524
Payables and Other Liabilities	135,901	116,444	102,076
Total Average Liabilities	6,802,657	6,656,937	6,478,060
Redeemable Noncontrolling Interests	19,504	19,725	22,020
Average Shareholders' Equity	778,098	765,063	733,882
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,600,259	$7,441,725	$7,233,962
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$52,394	$51,606	$49,356
LESS: FTE Adjustment (8)				2,523	2,437	2,883
Net Interest Income (GAAP Basis)				$49,871	$49,169	$46,473
Interest Rate Spread							2.70%	2.74%	2.65%
Bank only Net Interest Margin							2.92%	2.95%	2.91%
Net Interest Margin							2.88%	2.91%	2.84%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	09/30/16	09/30/15	09/30/16	09/30/15	09/30/16	09/30/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$373,273	$334,473	$4,638	$3,164	1.66%	1.27%
Non-taxable investment securities (8)	265,280	240,902	6,512	5,246	3.27%	2.90%
Mortgage-backed securities	594,461	527,081	9,126	8,070	2.05%	2.04%
Federal funds sold and other	160,114	150,611	1,381	941	1.14%	0.90%
Total Cash and Investments	1,393,128	1,253,067	21,657	17,421	2.07%	1.86%
Loans (9):
Commercial and Industrial (8)	1,072,051	982,228	32,358	32,014	3.97%	4.30%
Commercial Real Estate	1,915,839	1,793,923	59,216	56,789	4.06%	4.17%
Construction and Land	147,548	147,914	4,367	3,772	3.89%	3.36%
Residential	2,262,262	2,170,086	52,555	50,375	3.10%	3.10%
Home Equity	121,849	117,394	3,260	3,070	3.57%	3.50%
Other Consumer	172,578	167,672	3,193	2,903	2.47%	2.32%
Total Loans	5,692,127	5,379,217	154,949	148,923	3.60%	3.67%
Total Earning Assets	7,085,255	6,632,284	176,606	166,344	3.30%	3.33%
LESS: Allowance for Loan Losses	78,008	77,751
Cash and due From Banks (Non-Interest Bearing)	39,869	39,547
Other Assets	432,005	409,265
TOTAL AVERAGE ASSETS	$7,479,121	$7,003,345
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (9):
NOW	$549,429	$517,983	$311	$236	0.08%	0.06%
Savings	75,958	71,902	71	58	0.13%	0.11%
Money Market	2,958,051	2,837,614	8,615	7,877	0.39%	0.37%
Certificates of Deposit	566,022	598,456	3,423	3,550	0.81%	0.79%
Total Interest-Bearing Deposits (13)	4,149,460	4,025,955	12,420	11,721	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	1,753	2,902	2.17%	3.60%
FHLB Borrowings and Other	623,030	524,704	6,138	6,053	1.29%	1.52%
Total Interest-Bearing Liabilities	4,878,853	4,657,022	20,311	20,676	0.55%	0.59%
Noninterest Bearing Demand Deposits (9) (13)	1,691,872	1,498,105
Payables and Other Liabilities	121,601	101,222
Total Average Liabilities	6,692,326	6,256,349
Redeemable Noncontrolling Interests	20,225	22,157
Average Shareholders' Equity	766,570	724,839
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,479,121	$7,003,345
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$156,295	$145,668
LESS: FTE Adjustment (8)			7,376	8,038
Net Interest Income (GAAP Basis)			$148,919	$137,630
Interest Rate Spread					2.75%	2.74%
Bank only Net Interest Margin					2.96%	2.98%
Net Interest Margin					2.92%	2.91%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
LOAN DATA (10):
Commercial and Industrial Loans:
New England	$856,372	$814,839	$849,615	$894,277	$827,301
San Francisco Bay Area	129,302	116,224	118,385	122,754	125,093
Southern California	113,496	111,854	101,971	94,524	84,428
Total Commercial and Industrial Loans	$1,099,170	$1,042,917	$1,069,971	$1,111,555	$1,036,822
Commercial Real Estate Loans:
New England	$856,005	$797,450	$816,324	$799,109	$766,253
San Francisco Bay Area	611,224	633,735	611,461	622,123	625,145
Southern California	587,341	546,127	497,734	492,902	512,250
Total Commercial Real Estate Loans	$2,054,570	$1,977,312	$1,925,519	$1,914,134	$1,903,648
Construction and Land Loans:
New England	$56,268	$90,408	$106,258	$106,048	$111,280
San Francisco Bay Area	26,400	36,808	35,281	52,876	35,627
Southern California	16,028	15,333	25,135	24,510	23,504
Total Construction and Land Loans	$98,696	$142,549	$166,674	$183,434	$170,411
Residential Loans:
New England	$1,409,385	$1,385,102	$1,361,547	$1,368,192	$1,356,057
San Francisco Bay Area	476,986	470,694	463,645	462,327	462,630
Southern California	429,719	424,320	391,683	399,021	393,199
Total Residential Loans	$2,316,090	$2,280,116	$2,216,875	$2,229,540	$2,211,886
Home Equity Loans:
New England	$90,592	$91,728	$84,693	$83,712	$81,796
San Francisco Bay Area	23,826	26,714	26,134	28,966	27,076
Southern California	6,851	7,044	7,980	7,150	5,915
Total Home Equity Loans	$121,269	$125,486	$118,807	$119,828	$114,787
Other Consumer Loans:
New England	$167,140	$166,998	$145,450	$152,984	$161,186
San Francisco Bay Area	6,764	8,299	8,347	4,530	5,782
Southern California	5,799	7,820	6,538	3,207	2,950
Total Other Consumer Loans	$179,703	$183,117	$160,335	$160,721	$169,918
Total Loans:
New England	$3,435,762	$3,346,525	$3,363,887	$3,404,322	$3,303,873
San Francisco Bay Area	1,274,502	1,292,474	1,263,253	1,293,576	1,281,353
Southern California	1,159,234	1,112,498	1,031,041	1,021,314	1,022,246
Total Loans	$5,869,498	$5,751,497	$5,658,181	$5,719,212	$5,607,472

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
CREDIT QUALITY (10):
Special Mention Loans:
New England	$25,248	$27,903	$38,927	$40,121	$46,924
San Francisco Bay Area	22,786	24,381	23,288	15,764	11,087
Southern California	6,278	15,044	24,710	13,326	12,718
Total Special Mention Loans	$54,312	$67,328	$86,925	$69,211	$70,729
Accruing Substandard Loans (11):
New England	$19,748	$17,447	$19,157	$22,026	$16,996
San Francisco Bay Area	19,157	19,750	20,235	19,990	20,108
Southern California	49,148	27,027	16,299	16,398	22,405
Total Accruing Substandard Loans	$88,053	$64,224	$55,691	$58,414	$59,509
Nonaccruing Loans:
New England	$11,020	$13,028	$17,988	$19,572	$22,815
San Francisco Bay Area	3,543	4,196	4,369	4,977	5,096
Southern California	1,928	1,964	1,999	2,022	2,816
Total Nonaccruing Loans	$16,491	$19,188	$24,356	$26,571	$30,727
Other Real Estate Owned:
New England	$1,800	$2,042	$98	$191	$191
San Francisco Bay Area	—	—	—	585	585
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$1,800	$2,042	$98	$776	$776
Loans 30-89 Days Past Due and Accruing (12):
New England	$2,735	$5,213	$4,723	$7,118	$6,733
San Francisco Bay Area	1,018	70	986	2,806	14
Southern California	836	2,343	2,598	3,170	227
Total Loans 30-89 Days Past Due and Accruing	$4,589	$7,626	$8,307	$13,094	$6,974
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$1,704	$1,276	$(2,146)	$120	$(1,618)
San Francisco Bay Area	318	537	3,454	703	(57)
Southern California	32	48	(248)	86	70
Total Net Loans (Charged-off)/ Recovered	$2,054	$1,861	$1,060	$909	$(1,605)
Loans (Charged-off)/ Recovered, Net for the Nine Months Ended:
New England	$834				$(622)
San Francisco Bay Area	4,309				3,514
Southern California	(168)				416
Total Net Loans (Charged-off)/ Recovered	$4,975				$3,308

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total Balance Sheet Assets	$7,681,550	$7,579,601	$7,413,663	$7,542,508	$7,180,528
LESS: Goodwill and Intangible Assets, net	(180,349)	(181,918)	(183,504)	(185,089)	(186,888)
Tangible Assets (non-GAAP)	$7,501,201	$7,397,683	$7,230,159	$7,357,419	$6,993,640
Total Shareholders' Equity	$781,488	$774,140	$762,145	$746,613	$740,757
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(180,349)	(181,918)	(183,504)	(185,089)	(186,888)
Total adjusting items	(228,102)	(229,671)	(231,257)	(232,842)	(234,641)
Tangible Common Equity (non-GAAP)	$553,386	$544,469	$530,888	$513,771	$506,116
Total Equity/Total Assets	10.17%	10.21%	10.28%	9.90%	10.32%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.38%	7.36%	7.34%	6.98%	7.24%

Total Risk Weighted Assets *	$5,535,061	$5,464,529	$5,412,514	$5,449,239	$5,397,148
Tier I Common Equity *	$554,369	$543,801	$536,925	$534,241	$525,004
Tier I Common Equity/ Risk Weighted Assets	10.02%	9.95%	9.92%	9.80%	9.73%

End of Period Shares Outstanding	83,194,714	83,380,426	83,023,755	83,410,961	83,645,364

Book Value Per Common Share	$8.82	$8.71	$8.60	$8.38	$8.29
Tangible Book Value Per Share (non-GAAP)	$6.65	$6.53	$6.39	$6.16	$6.05
*     Risk Weighted Assets and Tier I Common Equity for September 30, 2016 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total average shareholders' equity	$778,098	$765,063	$755,400	$743,150	$733,882
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	730,345	717,310	707,647	695,397	686,129
LESS: Average goodwill and intangible assets, net	(181,191)	(182,787)	(184,415)	(185,983)	(187,728)
Average Tangible Common Equity (non-GAAP)	$549,154	$534,523	$523,232	$509,414	$498,401

Net income attributable to the Company	$19,636	$16,398	$18,041	$15,002	$13,530
LESS: Dividends on Series D preferred stock	(868)	(869)	(869)	(869)	(869)
Common net income (non-GAAP)	18,768	15,529	17,172	14,133	12,661
ADD: Amortization of intangibles, net of tax (35%)	1,020	1,031	1,031	1,169	1,076
Tangible common net income (non-GAAP)	$19,788	$16,560	$18,203	$15,302	$13,737

Return on Average Equity - (Annualized)	10.01%	8.60%	9.69%	8.01%	7.31%
Return on Average Common Equity - (Annualized) (non-GAAP)	10.20%	8.68%	9.84%	8.06%	7.32%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	14.30%	12.43%	14.11%	11.92%	10.93%

	Nine Months Ended
(In thousands)	September 30, 2016	September 30, 2015
Total average shareholders' equity	$766,570	$724,839
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	718,817	677,086
LESS: Average goodwill and intangible assets, net	(182,794)	(189,391)
Average Tangible Common Equity (non-GAAP)	$536,023	$487,695

Net income attributable to the Company	$54,075	$49,923
LESS: Dividends on Series D preferred stock	(2,606)	(2,606)
Common net income (non-GAAP)	51,469	47,317
ADD: Amortization of intangibles, net of tax (35%)	3,081	3,193
Tangible common net income (non-GAAP)	$54,550	$50,510

Return on Average Equity - (Annualized)	9.43%	9.21%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.57%	9.34%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.61%	13.85%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended
(In thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Income before income taxes (GAAP)	$28,351	$23,768	$24,325	$20,106	$21,390
ADD BACK: Provision/ (credit) for loan losses	(138)	(2,535)	(3,133)	(1,655)	2,600
Pre-tax, pre-provision earnings (non-GAAP)	$28,213	$21,233	$21,192	$18,451	$23,990

Total operating expense (GAAP)	$61,670	$64,731	$66,709	$67,407	$61,929
Less: Amortization of intangibles	1,568	1,586	1,586	1,799	1,655
Less: Restructuring	—	905	1,112	2,000	1,504
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$60,102	$62,240	$64,011	$63,608	$58,770
Total operating expense (excluding restructuring) (non-GAAP)	61,670	63,826	65,597	65,407	60,425

Net interest income	$49,871	$49,169	$49,879	$48,140	$46,473
Total core fees and income	37,896	37,565	37,728	37,137	39,443
Total other income	2,116	(770)	294	581	3
FTE income	2,523	2,437	2,416	2,997	2,883
Total revenue (FTE basis)	$92,406	$88,401	$90,317	$88,855	$88,802
Efficiency Ratio, before deduction of intangible amortization (GAAP)	68.61%	75.30%	75.89%	78.51%	72.08%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	65.04%	70.41%	70.87%	71.59%	66.18%

	Nine Months Ended
(In thousands)	September 30, 2016	September 30, 2015
Income before income taxes (GAAP)	$76,444	$73,207
ADD BACK: Provision/ (credit) for loan losses	(5,806)	100
Pre-tax, pre-provision earnings (non-GAAP)	$70,638	$73,307

Total operating expense (GAAP)	$193,110	$187,774
Less: Amortization of intangibles	4,740	4,912
Less: Restructuring	2,017	1,724
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$186,353	$181,138
Total operating expense (excluding restructuring) (non-GAAP)	191,093	186,050

Net interest income	$148,919	$137,630
Total core fees and income	113,189	119,950
Total other income	1,640	3,501
FTE income	7,376	8,038
Total revenue (FTE basis)	$271,124	$269,119
Efficiency Ratio, before deduction of intangible amortization (GAAP)	73.22%	71.92%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	68.73%	67.31%

(7)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net interest income (GAAP basis)	$49,871	$49,169	$49,879	$48,140	$46,473
ADD: FTE income	2,523	2,437	2,416	2,997	2,883
Net interest income, FTE basis	52,394	51,606	52,295	51,137	49,356
LESS: Interest recovered on previously nonaccrual loans	343	565	1,089	255	298
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	52,051	51,041	51,206	50,882	49,058

Net Interest Margin (FTE basis)	2.88%	2.91%	2.96%	2.88%	2.84%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.86%	2.88%	2.90%	2.86%	2.82%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale.

(10)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(11)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(12)
In addition to loans 30-89 days past due and accruing, at June 30, 2016, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the San Francisco Bay Area region. At September 30, 2016, March 31, 2016, and December 31, 2015, the Company had no loans outstanding more than 90 days past due but still on accrual status. At September 30, 2015, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region.

(13)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.